UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

918 Deming Way
Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

John W. Thompson
Chief Executive Officer and President
Thompson IM Funds, Inc.
918 Deming Way
Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Fredrick G. Lautz, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2012

THOMPSON

LARGECAP FUND
(THPGX)

THOMPSON

MIDCAP FUND
(THPMX)

THOMPSON

BOND FUND
(THOPX)

THOMPSON IM FUNDS, INC.
SMART INVESTING STARTS HERE

Telephone: 1-800-999-0887
www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2012

CONTENTS

Page(s)
LARGECAP FUND
Investment review	3-5
Schedule of investments	6-8

MIDCAP FUND
Investment review	9-11
Schedule of investments	12-13

BOND FUND
Investment review	14-16
Schedule of investments	17-29

FUND EXPENSE EXAMPLES	30

FINANCIAL STATEMENTS
Statements of assets and liabilities	31
Statements of operations	32
Statements of changes in net assets	33
Notes to financial statements	34-39
Financial highlights	40-42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

DIRECTORS AND OFFICERS	44-45

ADDITIONAL INFORMATION	46-49

This report contains information for existing shareholders of Thompson IM Funds, Inc. It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.
A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2012

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The LargeCap Fund produced a total return of 14.37% for the fiscal year ended November 30, 2012, as compared to its benchmark, the S&P 500 Index, which returned 16.13%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/12
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	14.37%	8.42%	-2.14%	1.90%
S&P 500 Index	16.13%	11.25%	1.34%	6.36%

Gross Expense Ratio as of 03/31/12 was 1.31%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2012

Management Commentary

The lag in the relative performance of the Fund during the fiscal period was driven primarily by two decisions. The first was to overweight energy stocks, especially natural gas stocks such as Forest Oil. While the economy showed the gathering strength that we expected during the fiscal time period, this did not translate into higher commodity prices as an unusually warm winter drove natural gas to multi-year lows. Commodity prices recovered to their starting point by fiscal year-end, but this was not enough to bolster stock prices as investors remained cautious. Our view that the economy would recover paid off in other sectors, such as Industrials and Financials, but not enough to offset losses in Energy.

The second key decision was to not have a holding in Apple. Apple is the largest component of our benchmark at over 4%. With a fiscal-year return of roughly 55%, not owning the firm’s stock has hurt our shareholders. During the fiscal-year period, consensus earnings estimates for Apple were revised upwards by 28% for both the company’s 2012 fiscal year that ended on 9/30, and for fiscal 2013. If the price-to-earnings (P/E) ratio of the stock based on 2013 estimates was constant, the price of the stock would have been up a similar amount. But with the performance of the stock clearly outpacing earnings, it implies investors are expecting dramatic upward profit revisions for Apple going forward too. In addition to the stock outpacing earnings revisions, the actual rate of growth for the company appears to be slowing too. The published consensus expectation at the end of the fiscal period is for Apple to grow its earnings by 13% in 2013. This is a sharp slowdown from the 41% growth rate in fiscal 2012. Given the sharp increase in Apple’s stock price we believe investors are expecting a much faster growth rate than the current published estimates, which may or may not happen.

More ominously, the history of past market capitalization champions in the S&P 500 that experience a deceleration in their earnings growth rate does not in our view support such a bullish outlook for Apple’s stock. These examples include the performance of Microsoft, General Electric, Cisco Systems and Exxon Mobil, who were all at the top of the S&P 500’s market capitalization chart at various points since the year 2000. In addition, the history of firms that lose their iconic leader, from Jack Welch at General Electric to Hank Greenberg at AIG, do not set a positive precedent for a post Steve Jobs Apple. It may be that Apple can continue to be the exception, but our strategy is generally predicated on the belief that great companies do not make great stocks if all the good news is priced into the stock.

Even though the Fund has no weight in Apple, it is very overweight the collective companies whose growth is being driven by the explosion of mobile devices. We just prefer to participate in the trends towards smartphones and tablets through other investments that do not require picking a winner in the iOS, Android and Windows format wars. Among the stocks in which the Fund is invested as of the end of the fiscal year: Qualcomm maintains its monopoly on CDMA royalty payments, and benefits from each additional smartphone sold regardless of the manufacturer; Broadcom, Linear Technology, Maxim Integrated Products and Altera are all semiconductor suppliers to the industry who we expect to gain market share regardless of the Apple/Google/Microsoft market winner; and Cisco Systems, JDS Uniphase and EMC are all direct beneficiaries of the massive surge in data generated by the growth of smartphones, among other devices.

The key point is that the market has thus far rewarded Apple’s stock for these trends but has not yet rewarded the equities of all these other firms. While nominally cheap, Apple’s stock trades at a clear premium to other mega capitalization technology stocks that generally have P/E ratios in the single digits. This is despite an industry history of the market share leader eventually being out-innovated by an upstart competitor. Investors who buy Apple’s stock need to be sure that Samsung won’t do to Apple what Apple did to Nokia. Or what Nokia did to Motorola before that.

Many funds that share our viewpoint might be willing to simply market weight Apple and attempt to add value elsewhere. We resist the temptation to closet index and believe shareholders have more to gain by being fully exposed to our thesis. While it can be frustrating to have one poor decision outweigh so many other correct decisions, in the long run we need to be true to our investment strategy as portfolio managers. If we are correct in our analysis, then either Apple’s share price will underperform in the future or the other stocks held by the Fund at fiscal year-end that benefit from the same trends should begin to outperform to better match what Apple has already done.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments on page 6 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the fund’s future returns.

P/E Ratio is a valuation ratio of a company’s current share price compared to its per-share earnings. Divide market value of a share by the earnings per share.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2012

Sector Weightings at 11/30/12
% of Total Investments

Top 10 Equity Holdings at 11/30/12
		% of Fund’s
Company	Industry	Net Assets
Exxon Mobil Corp.	Oil & Gas Producers	2.96%
Microsoft Corp.	Software & Computer Services	2.79%
Bank of America Corp.	Banks	2.75%
General Electric Co.	General Industrials	2.23%
JDS Uniphase Corp.	Technology Hardware & Equipment	2.20%
Walgreen Co.	Food & Drug Retailers	2.15%
EnergySolutions	Support Services	2.07%
Cisco Systems, Inc.	Technology Hardware & Equipment	2.04%
Qualcomm, Inc.	Technology Hardware & Equipment	2.01%
JPMorgan Chase & Co.	Banks	1.98%

As of November 30, 2012, 99.9% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2012

	Shares	Value
COMMON STOCKS - 99.9%

Consumer Discretionary - 11.0%
Automobiles & Parts - 2.1%
Johnson Controls, Inc.	58,450	$1,609,713
LKQ Corp. (a)	23,000	504,160
		2,113,873
General Retailers - 3.6%
Bed Bath & Beyond Inc. (a)	16,075	943,924
Best Buy Co., Inc.	67,690	887,416
Kohl’s Corp.	18,360	819,774
Target Corp.	15,360	969,677
		3,620,791
Household Products - 1.2%
D.R. Horton, Inc.	25,550	497,203
Jarden Corp. (a)	13,915	736,243
		1,233,446
Leisure Goods - 0.5%
Brunswick Corp.	19,075	491,563

Media - 2.8%
The Walt Disney Co.	20,950	1,040,377
Time Warner Inc.	21,050	995,665
Viacom Inc. Class B	13,975	721,250
		2,757,292
Personal Goods - 0.8%
Hanesbrands, Inc. (a)	21,850	788,785

Consumer Staples - 6.3%
Beverages - 1.0%
PepsiCo, Inc.	13,975	981,185

Food & Drug Retailers - 4.1%
Sysco Corp.	23,570	745,991
Walgreen Co.	63,200	2,143,112
Wal-Mart Stores, Inc.	16,875	1,215,337
		4,104,440
Household Goods &
Home Construction - 1.2%
The Procter & Gamble Co.	17,725	1,237,737

Energy - 14.1%
Oil & Gas Producers - 11.2%
Anadarko Petroleum Corp.	13,710	1,003,435
Apache Corp.	8,875	684,174
Chevron Corp.	15,545	1,642,951
Devon Energy Corp.	12,975	670,418
Encana Corp.	35,050	763,739
Exxon Mobil Corp.	33,470	2,950,046
Forest Oil Corp. (a)	122,825	782,395
Goodrich Petroleum Corp. (a)	56,025	504,785
Hess Corp.	18,720	928,699
Noble Energy, Inc.	5,250	513,188
Southwestern Energy Co. (a)	20,325	705,481
		11,149,311
Oil Equipment, Services &
Distribution - 2.9%
Helmerich & Payne, Inc.	15,650	816,930
Schlumberger Ltd.	21,244	1,521,495
Seadrill Ltd.	12,965	499,541
		2,837,966

Financials - 16.0%
Banks - 9.8%
Associated Banc-Corp	100,140	1,286,799
Bank of America Corp.	277,900	2,740,094
Citigroup Inc.	43,000	1,486,510
First Horizon National Corp.	104,910	992,449
JPMorgan Chase & Co.	48,125	1,976,975
PNC Financial Services Group, Inc.	12,530	703,434
Zions Bancorporation	26,300	527,841
		9,714,102
Financial Services - 4.3%
Discover Financial Services	11,895	494,951
MSCI Inc. (a)	45,875	1,330,375
Northern Trust Corp.	20,470	982,969
State Street Corp.	32,400	1,439,856
		4,248,151
Insurance - 1.0%
Aflac, Inc.	18,835	998,067

Real Estate Investment
Trusts - 0.9%
DiamondRock Hospitality Co.	52,450	458,413
Host Hotels & Resorts Inc.	31,525	463,102
		921,515

Health Care - 9.3%
Health Care Equipment &
Services - 5.5%
Baxter International Inc.	10,910	723,006
Express Scripts Holding Co. (a)	34,325	1,848,401
Henry Schein, Inc. (a)	6,215	501,986
Medtronic, Inc.	17,090	719,660
Patterson Cos., Inc.	13,680	466,488
ResMed Inc.	12,000	493,080
Zimmer Holdings, Inc.	11,120	733,586
		5,486,207

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Shares	Value
COMMON STOCKS (continued)

Health Care (continued)
Health Care Services - 1.3%
McKesson Corp.	13,425	$1,268,260

Pharmaceuticals &
Biotechnology - 2.5%
Amgen Inc.	8,415	747,252
Johnson & Johnson	13,985	975,174
Novartis AG ADR	12,467	773,577
		2,496,003

Industrials - 16.1%
Aerospace & Defense - 0.5%
Lockheed Martin Corp.	5,300	494,490

Construction & Materials - 1.4%
Masco Corp.	82,000	1,390,720

Electrical Equipment - 1.3%
Emerson Electric Co.	24,875	1,249,471

General Industrials - 3.8%
General Electric Co.	105,325	2,225,517
3M Co.	17,045	1,550,243
		3,775,760
Industrial Engineering - 4.9%
ABB Ltd. ADR	94,825	1,841,501
Illinois Tool Works Inc.	16,125	992,816
Ingersoll-Rand PLC	10,650	519,507
Rockwell Automation, Inc.	18,825	1,491,693
		4,845,517
Industrial Transportation - 1.2%
FedEx Corp.	13,550	1,213,131

Support Services - 3.0%
EnergySolutions (a)	631,900	2,066,313
Mobile Mini, Inc. (a)	46,950	937,122
		3,003,435

Information Technology - 25.6%
Computer Programs - 2.9%
Electronic Arts Inc. (a)	121,410	1,798,082
Take-Two Interactive
Software, Inc. (a)	89,500	1,107,115
		2,905,197
Electronic & Electrical
Equipment - 0.8%
Maxwell Technologies, Inc. (a)	103,250	748,563

Internet Programs &
Services - 1.0%
eBay Inc. (a)	19,645	1,037,649

IT Services - 1.7%
Alliance Data Systems Corp. (a)	5,175	737,386
Visa Inc. Class A	6,695	1,002,308
		1,739,694
Software & Computer
Services - 6.3%
Adobe Systems Inc. (a)	29,700	1,027,917
Google Inc. Class A (a)	2,100	1,466,577
Microsoft Corp.	104,451	2,780,486
Oracle Corp.	32,550	1,044,855
		6,319,835

Technology Hardware &
Equipment - 12.9%
Altera Corp.	30,075	974,129
Broadcom Corp. Class A (a)	38,090	1,233,354
Cisco Systems, Inc.	107,310	2,029,232
EMC Corp. (a)	39,300	975,426
Hewlett-Packard Co.	45,000	584,550
Intel Corp.	69,400	1,358,158
JDS Uniphase Corp. (a)	180,260	2,186,554
Linear Technology Corp.	22,920	760,715
Maxim Integrated Products, Inc.	25,980	758,356
Qualcomm, Inc.	31,430	1,999,577
		12,860,051
Materials - 1.5%
Industrial Metals & Mining - 1.5%
Freeport-McMoRan Copper
& Gold Inc.	37,625	1,467,751

TOTAL COMMON STOCKS
(COST $96,933,829)		99,499,958

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Shares	Value
SHORT-TERM INVESTMENTS - 0.0%

Money Market Funds - 0.0%
Fidelity Money Market Portfolio
Class I, 0.140% (b)	205	$205

Total Money Market Funds		205

TOTAL SHORT-TERM
INVESTMENTS (COST $205)		205

TOTAL INVESTMENTS - 99.9%
(COST $96,934,034)		99,500,163

NET OTHER ASSETS AND
LIABILITIES - 0.1%		110,276

NET ASSETS - 100.0%		$99,610,439

(a)	Non-income producing security.
(b)	Interest rate shown represents the current coupon rate at November 30, 2012.

ADR: American Depositary Receipt PLC: Public Limited Company

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2012

Portfolio Managers
       James T. Evans, CFA
       Jason L. Stephens, CFA
       John W. Thompson, CFA

Performance

The MidCap Fund produced a total return of 14.41% for the fiscal year ended November 30, 2012, as compared to its benchmark, the Russell Midcap Index, which returned 14.56%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/12
			Since
			Inception
	1 Year	3 Year	(03/31/08)
Thompson MidCap Fund	14.41%	13.02%	6.90%
Russell Midcap Index	14.56%	14.41%	5.68%

Gross Expense Ratio as of 03/31/12 was 1.96%.
Net Expense Ratio after reimbursement was 1.30%.*

* The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2013 so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2012

Management Commentary

During its fiscal year, the Fund benefited from strong stock selection in most sectors, including Health Care, Materials, Information Technology, Industrials, Financials and Consumer Discretionary. The strongest individual contributors were Jarden Corp., MedAssets Inc. and Masco Corp, adding a combined 3% to the Fund’s performance.

Though stock selection underperformed in the Utilities and Consumer Staples sectors, the biggest offset to the positive contributors during the year was our dual decision to both overweight the Energy sector and maintain our allocation to natural gas producers within that sector in what became a low-price environment for that commodity. As we noted in the Semi-Annual Report, most of this impact was experienced in the first half of the year, as natural gas prices fell from over $3 to under $2 per mcf (1000 cubic feet). Overweighting that sector at a time when it was by far the worst-performing area of the Fund’s benchmark hurt relative performance by about 1%. While the commodity managed to rebound back to over $3.50 per mcf by the end of the fiscal year, the prices of the natural gas stocks held by the Fund remained depressed as investors exercised caution. If oil and gas prices continue to appreciate, we would of course anticipate better performance from these stocks. They tend to track their respective commodities. Therefore, in the long run, we expect to typically follow the pattern of purchasing these types of securities when we believe their underlying commodity prices are depressed, and selling them when commodity prices are significantly higher than historic norms.

As we’ve mentioned in prior commentaries, we believe that security selection will generally be a more important driver of relative return for the Fund than sector allocation, due to the nature of the strategy we employ. We focus much more on discerning the fundamental value of individual company stocks than we do on sector trends. In other words, we don’t simply decide to overweight or underweight a particular sector. Rather, weighting deviations happen because we’ve either identified or failed to identify a disproportionate number of attractive ideas for individual securities in a particular sector. For example, our underweighting of the Telecommunication Services sector at the end of the fiscal period was not a decision based on the sector’s history as an underperforming area. After all, the factors that drove that history could change. Rather, it indicated that we couldn’t find any companies therein that we believed offered an attractive opportunity for Fund shareholders.

We virtually always look to company fundamentals (such as earnings growth potential, valuation, and balance sheet) when assessing the attractiveness of individual securities. This not only applies to our initial decision to purchase a stock, but also to our analysis of that stock throughout the Fund’s holding period. If a stock performs poorly, we have to ask ourselves if holding the security still makes sense, or if we should eliminate the position from the portfolio. We analyze each situation uniquely rather than follow a strict guideline of automatically dumping a holding if it lags beyond a certain threshold. Are the fundamentals intact? Do these companies operate the way we thought they did, or has something materially changed? Do they still have a competitive advantage? Is there still secular growth potential for their products or services? Has there been malfeasance? Have their balance sheets deteriorated? If the answers to these questions suggest the return potential of the stock are no longer attractive, we will usually sell the holding. Otherwise we are usually inclined to take advantage of the price decline and purchase additional shares.

In the case of our Energy sector holdings, we are expecting to maintain our current allocation for now. We believe that commodity prices will continue to recover, and that the potential return for these companies is therefore attractive. Sentiment can randomly change dramatically in the short run in unpredictable ways. In the long run, we believe that stock prices are eventually driven by the actual ability of a company to grow its earnings. We are not always right, but by paying close attention to fundamental details we gain confidence that the decisions we make will allow us to outlast this short term “noise.” We therefore expect that it is our ability to accurately assess the potential of individual securities over the long run that will determine the performance success of the Fund.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have limited liquidity and greater volatility than large-capitalization companies.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. It is not a prediction of the fund’s future returns.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2012

Sector Weightings at 11/30/12
% of Total Investments

Top 10 Equity Holdings at 11/30/12
		% of Fund’s
Company	Industry	Net Assets
Take-Two Interactive Software, Inc.	Computer Programs	2.70%
EnergySolutions	Support Services	2.67%
JDS Uniphase Corp.	Technology Hardware & Equipment	2.33%
Electronic Arts Inc.	Computer Programs	2.23%
First Horizon National Corp.	Banks	2.05%
Broadcom Corp. Class A	Technology Hardware & Equipment	2.02%
Associated Banc-Corp	Banks	1.96%
Mobile Mini, Inc.	Support Services	1.89%
Jarden Corp.	Household Products	1.88%
MSCI Inc.	Financial Services	1.88%

As of November 30, 2012, 99.9% of the Fund’s net assets were in equity, cash and short-term instruments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS
November 30, 2012

	Shares	Value
COMMON STOCKS - 99.9%

Consumer Discretionary - 14.7%
Automobiles & Parts - 1.0%
LKQ Corp. (a)	11,620	$254,710

General Retailers - 5.5%
Bed Bath & Beyond Inc. (a)	6,165	362,009
Best Buy Co., Inc.	8,700	114,057
Jos. A. Bank Clothiers, Inc. (a)	7,110	306,441
Kohl’s Corp.	6,020	268,793
Nordstrom, Inc.	5,520	298,577
		1,349,877
Household Products - 2.4%
D.R. Horton, Inc.	6,525	126,977
Jarden Corp. (a)	8,725	461,640
		588,617
Leisure Goods - 1.1%
Brunswick Corp.	10,200	262,854

Personal Goods - 3.0%
Coach, Inc.	5,303	306,726
Hanesbrands, Inc. (a)	12,203	440,528
		747,254
Travel & Leisure - 1.7%
Darden Restaurants, Inc.	7,906	418,069

Consumer Staples - 1.9%
Food Producers - 1.9%
Diamond Foods, Inc. (a)	2,750	39,160
McCormick & Co., Inc.	2,748	177,411
The J. M. Smucker Co.	2,762	244,327
		460,898
Energy - 11.3%
Oil & Gas Producers - 8.8%
Bill Barrett Corp. (a)	11,690	203,172
Denbury Resources Inc. (a)	3,585	55,317
Encana Corp.	6,050	131,830
Forest Oil Corp. (a)	31,875	203,044
Goodrich Petroleum Corp. (a)	27,650	249,126
Lone Pine Resources Inc. (a)	19,942	21,139
Murphy Oil Corp.	3,476	197,228
Noble Energy, Inc.	4,533	443,101
Oasis Petroleum Inc. (a)	4,250	128,435
Quicksilver Resources Inc. (a)	25,430	80,613
Range Resources Corp.	5,615	359,472
Swift Energy Co. (a)	2,600	40,248
Ultra Petroleum Corp. (a)	2,700	54,135
		2,166,860
Oil Equipment, Services &
Distribution - 2.5%
Dresser-Rand Group, Inc. (a)	3,600	190,116
Helmerich & Payne, Inc.	4,970	259,434
Seadrill Ltd.	4,460	171,844
		621,394
Financials - 16.8%
Banks - 5.8%
Associated Banc-Corp	37,384	480,384
First Horizon National Corp.	53,095	502,279
Regions Financial Corp.	18,985	126,630
SunTrust Banks, Inc.	4,970	134,936
Zions Bancorporation	9,260	185,848
		1,430,077
Financial Services - 6.0%
Discover Financial Services	7,754	322,644
Eaton Vance Corp.	8,020	255,678
MSCI Inc. (a)	15,910	461,390
Northern Trust Corp.	8,875	426,177
		1,465,889
Insurance - 2.0%
Cincinnati Financial Corp.	4,420	179,098
Unum Group	14,810	301,976
		481,074
Real Estate Investment
Trusts - 3.0%
DiamondRock Hospitality Co.	28,175	246,250
Host Hotels & Resorts Inc.	16,660	244,735
LaSalle Hotel Properties	10,075	242,908
		733,893
Health Care - 10.9%
Health Care Equipment &
Services - 9.4%
Henry Schein, Inc. (a)	4,169	336,730
Masimo Corp. (a)	5,500	113,960
MedAssets Inc. (a)	24,390	392,679
Natus Medical Inc. (a)	26,850	303,942
Patterson Cos., Inc.	9,580	326,678
ResMed Inc.	9,775	401,655
Waters Corp. (a)	2,224	188,039
Zimmer Holdings, Inc.	3,675	242,440
		2,306,123
Health Care Services - 0.9%
McKesson Corp.	2,445	230,979

Pharmaceuticals &
Biotechnology - 0.6%
Illumina, Inc. (a)	2,675	143,674

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Shares	Value
COMMON STOCKS (continued)

Industrials - 16.6%
Aerospace & Defense - 1.0%
Alliant Techsystems Inc.	4,209	$252,540

Construction & Materials - 3.4%
Masco Corp.	24,500	415,520
Mueller Water Products, Inc.
Class A	33,900	189,162
USG Corp. (a)	8,875	238,116
		842,798
Electrical Equipment - 1.0%
Regal-Beloit Corp.	3,555	247,961

Industrial Engineering - 4.9%
Ingersoll-Rand PLC	8,075	393,898
Rockwell Automation, Inc.	5,495	435,424
SPX Corp.	5,550	378,066
		1,207,388
Support Services - 6.3%
Cintas Corp.	5,720	237,037
EnergySolutions (a)	200,760	656,485
Mobile Mini, Inc. (a)	23,245	463,970
W.W. Grainger, Inc.	948	183,931
		1,541,423
Information Technology - 20.8%
Computer Programs - 4.9%
Electronic Arts Inc. (a)	36,915	546,711
Take-Two Interactive Software,
Inc. (a)	53,685	664,083
		1,210,794
Electronic & Electrical
Equipment - 3.6%
Celestica Inc. (a)	16,381	120,892
Flextronics International Ltd. (a)	31,542	182,628
Maxwell Technologies, Inc. (a)	55,950	405,637
Molex Inc. Class A	8,560	185,838
		894,995
IT Services - 2.5%
Alliance Data Systems Corp. (a)	2,540	361,925
Fiserv, Inc. (a)	3,322	255,761
		617,686
Technology Hardware &
Equipment - 9.8%
Altera Corp.	7,550	244,545
Broadcom Corp. Class A (a)	15,305	495,576
Cavium Inc. (a)	11,475	404,264
JDS Uniphase Corp. (a)	47,231	572,912
Linear Technology Corp.	9,060	300,701
Maxim Integrated Products, Inc.	13,051	380,959
		2,398,957
Materials - 4.5%
Chemicals - 3.5%
Ecolab Inc.	5,706	411,288
International Flavors &
Fragrances Inc.	6,770	440,253
		851,541
Household Materials - 1.0%
The Scotts Miracle-Gro Co. Class A	5,746	238,229

Utilities - 2.4%
Electricity - 0.5%
Pepco Holdings, Inc.	5,660	111,728

Gas, Water & Multiutilities - 1.9%
MDU Resources Group, Inc.	14,297	296,234
SCANA Corp.	3,389	157,046
		453,280

TOTAL COMMON STOCKS
(COST $22,869,999)		24,531,562

SHORT-TERM INVESTMENTS - 0.0%

Money Market Funds - 0.0%
Fidelity Money Market Portfolio
Class I, 0.140% (b)	964	964

Total Money Market Funds		964

TOTAL SHORT-TERM INVESTMENTS
(COST $964)		964

TOTAL INVESTMENTS - 99.9%
(COST $22,870,963)		24,532,526

NET OTHER ASSETS AND
LIABILITIES - 0.1%		22,735

NET ASSETS - 100.0%		$24,555,261

(a)	Non-income producing security.
(b)	Interest rate shown represents the current coupon rate at November 30, 2012.

PLC: Public Limited Company

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)
November 30, 2012

Portfolio Managers
          James T. Evans, CFA
          Jason L. Stephens, CFA
          John W. Thompson, CFA

Performance
The Bond Fund produced a total return of 9.70% for the fiscal year ended November 30, 2012, as compared to its benchmark, the Barclays U.S. Government/Credit 1-5 Year Index, which returned 2.53%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/12
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	9.70%	6.35%	8.10%	6.92%
Barclays U.S. Gov’t./Credit 1-5 Year Index	2.53%	2.81%	3.89%	3.88%

Gross Expense Ratio as of 03/31/12 was 0.84%.	30-Day SEC Yield as of 11/30/12 was 2.43%.
Net Expense Ratio after reimbursement was 0.80%.*	30-Day SEC Yield (without reimbursement) as of 11/30/12 was 2.43%.

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Bond Fund through March 31, 2013 so that the annual operating expenses of the Fund do not exceed 0.80% of its average daily net assets.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Barclays U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. You cannot directly invest in an index.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2012

Management Commentary

The positive relative performance of the Fund over the annual period far exceeded our initial expectations. It benefited from a combination of declining interest rates, narrowing corporate spreads and a yield advantage over its benchmark driven by our current allocation to higher yielding corporate bonds. Each factor in isolation, assuming all else equal, would have been enough to allow the Fund to outperform its benchmark. Together they combined for an outstanding fiscal year.

This trifecta of positive influences is rare. Short and intermediate term changes in interest rates and spreads are typically random in nature. To have both work so strongly in favor of shareholders during the annual period was a fortuitous outcome that is unlikely to be repeated going forward. Corporate spreads at the BBB credit level are near the middle of their historical normal range, suggesting a balanced possibility of widening or narrowing during the next fiscal year. Overall, interest rates are near record lows, suggesting that further declines are unlikely. However, with the traditional relationship between the yield curve and inflation expectations distorted by quantitative easing and other manipulation of the yield curve by the Federal Reserve, no outcome can be completely ruled out. Regardless, we do not expect the same tailwinds from changes in rates and spreads to continue into the new year.

We remain prepared for the possibility that interest rates could start to meaningfully increase from current levels, and we believe that the current structure of the Fund’s portfolio, with duration of only 2.85 years at fiscal year-end, would mitigate the impact of such an increase to some degree. Within the ladder, we have increased the proportion of the securities in the Fund having expected maturities of one year or less. If rates do rise and longer maturity bonds become more attractive, our current plan is to reallocate from these securities into higher yielding securities. For now though, we believe our larger than benchmark allocation to corporate bonds should continue to provide an attractive option for fixed income investors due to their current higher yields.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk, principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 17 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2012

Portfolio Concentration at 11/30/12
(Includes cash and cash equivalents)
% Total Investments
Quality
U.S. Government & Agency Issues	0.13%
AAA	0.23%
AA	3.00%
A	12.01%
BBB	82.08%
BB and Below	2.41%
Not Rated	0.02%
Money Market Funds	0.12%
100.00%

Effective Maturity
Under 1 year	23.09%
1 to 3 years	21.66%
3 to 5 years	26.03%
5 to 10 years	29.22%
100.00%

Asset Allocation
Corporate Bonds	90.01%
Convertible Bonds	4.96%
Asset-Backed Securities	4.55%
Taxable Municipal Bonds	0.23%
Federal Agency Mortgage-Backed Securities	0.13%
Money Market Funds	0.12%
100.00%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2012

	Principal
	Amount	Value
BONDS - 98.8%

Asset-Backed Securities - 4.5%
Beaver Valley II Funding
9.000% due 6/1/2017	$10,000	$10,209

Continental Airlines
2009-2 Class B
9.250% due 5/10/2017	750,485	819,905

Continental Airlines
2010-1 Class B
6.000% due 1/12/2019	88,787	90,785

Delta Air Lines 2007-1 A
6.821% due 8/10/2022	10,905,882	12,220,041

Delta Air Lines 2009-1 B
9.750% due 12/17/2016	533,425	597,436

General American
Railcar 1997-1
6.690% due 9/20/2016 (d)	361,643	373,380

General American Railcar II
6.210% due 9/20/2017	6,280,118	6,571,105

General American Railcar III
7.760% due 8/20/2018 (d)	1,220,034	1,287,746

Maritimes & Northeast
Pipeline LLC
7.500% due 5/31/2014 (d)	24,882,000	26,268,176

Northwest Airlines
2001-1 Class A-1
7.041% due 4/1/2022	470,605	524,724

Northwest Airlines
2002-1 Class G-2 Trust
6.264% due 11/20/2021	1,067,851	1,131,922

Northwest Airlines
2007-1 Class A Trust
7.027% due 11/1/2019	4,212,358	4,638,649

Prologis, Inc.
7.810% due 2/1/2015	3,351,000	3,430,117

World Financial Properties
Tower B Corp.
6.910% due 9/1/2013 (d)	174,423	176,875

Total Asset-Backed Securities		58,141,070

Convertible Bonds - 4.9%
Amgen Inc.
0.375% due 2/1/2013	782,000	900,766

EMC Corp.
1.750% due 12/1/2013	1,000,000	1,570,000

Hospitality Properties Trust
3.800% due 3/15/2027	7,309,000	7,162,820

Medtronic, Inc.
1.625% due 4/15/2013	4,073,000	4,065,363

NASDAQ OMX Group, Inc.
2.500% due 8/15/2013	15,000	15,038

Prologis, Inc.
1.875% due 11/15/2037	43,000	43,000
2.625% due 5/15/2038	20,921,000	21,025,605
2.625% due 5/15/2038	60,000	60,300

Transocean Inc.
1.500% due 12/15/2037	28,500,000	28,535,625

Total Convertible Bonds		63,378,517

Corporate Bonds - 89.1%
Advance Auto Parts, Inc.
5.750% due 5/1/2020	21,826,000	23,447,497

Aetna Inc.
6.750% due 9/15/2013	45,000	46,878

Altria Group, Inc.
7.000% due 11/4/2013	35,000	36,826
8.500% due 11/10/2013	33,000	35,357

American Express
6.650% due 9/15/2015	90,000	101,589
6.900% due 9/15/2015	277,000	313,867

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
American Financial Group, Inc.
9.875% due 6/15/2019	$1,751,000	$2,294,918

American General Finance
6.000% due 10/15/2014	1,000,000	961,232
6.000% due 12/15/2014	1,000,000	964,185

American Standard Inc.
5.500% due 4/1/2015	25,000	26,932

Amphenol Corp.
4.750% due 11/15/2014	1,698,000	1,811,802

Anheuser-Busch Cos. LLC
4.375% due 1/15/2013	6,000	6,022

Arden Realty LP
5.250% due 3/1/2015	3,019,000	3,255,364

Arrow Electronics, Inc.
6.875% due 7/1/2013	10,000	10,337

Aspen Insurance Holdings Ltd.
6.000% due 8/15/2014	4,116,000	4,397,378

Associated Banc-Corp
9.250% due 10/15/2018	74,000	75,433

Associates Corp. N.A.
6.950% due 11/1/2018	691,000	837,146

Astoria Financial Corp.
5.000% due 6/19/2017	26,825,000	28,264,832

AutoZone, Inc.
4.375% due 6/1/2013	150,000	152,742

Avnet, Inc.
6.000% due 9/1/2015	90,000	97,980
6.625% due 9/15/2016	551,000	623,425

Avon Products, Inc.
4.800% due 3/1/2013	350,000	352,649
6.500% due 3/1/2019	23,278,000	25,314,429

Axis Capital Holdings
5.750% due 12/1/2014	5,622,000	6,025,356

Bank of America Corp.
5.000% due 12/15/2012	20,000	20,019
4.750% due 8/15/2013	485,000	496,443
4.750% due 8/15/2013	20,000	20,333
7.375% due 5/15/2014	866,000	940,377
5.375% due 6/15/2014	50,000	52,954
5.350% due 9/15/2015	549,000	594,531
5.250% due 12/1/2015	333,000	358,995
5.625% due 10/14/2016	935,000	1,063,847
6.000% due 8/15/2017	115,000	129,070
6.050% due 8/15/2017	948,000	1,071,374
5.750% due 12/1/2017	555,000	641,841
5.350% due 3/15/2018	81,000	87,904
5.800% due 2/15/2019	10,000	10,958
7.625% due 6/1/2019	730,000	933,379
6.400% due 8/15/2019	141,000	162,298
6.750% due 8/15/2019	671,000	783,537
4.625% due 3/30/2020 (b)	130,000	131,278
4.250% due 5/6/2020 (b)	698,000	702,857
5.560% due 11/23/2020 (b)	25,000	24,999
4.250% due 5/31/2022 (b)	588,000	589,907
6.125% due 12/15/2037	50,000	49,999
6.150% due 12/15/2037	71,000	70,995

Bear Stearns Cos. LLC
5.300% due 9/15/2013	20,000	20,532
3.440% due 3/10/2014 (a)	270,000	269,166
3.390% due 4/10/2014 (a)	100,000	102,126

Best Buy Co., Inc.
7.250% due 7/15/2013 (a)	570,000	574,275
3.750% due 3/15/2016	17,902,000	16,067,045

Bio-Rad Laboratories, Inc.
8.000% due 9/15/2016	18,794,000	20,344,336

Black Hills Corp.
9.000% due 5/15/2014	2,452,000	2,713,766

Boston Properties LP
5.625% due 4/15/2015	331,000	364,812

Boston Scientific Corp.
5.450% due 6/15/2014	1,392,000	1,481,288
6.250% due 11/15/2015 (a)	3,358,000	3,792,676

Brinker International
5.750% due 6/1/2014	8,362,000	8,870,543

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Brocade Communications
Systems, Inc.
6.625% due 1/15/2018	$19,781,000	$20,522,787
6.875% due 1/15/2020	1,853,000	2,010,505

CA, Inc.
6.125% due 12/1/2014	1,614,000	1,758,732

Capital One Financial
6.500% due 6/13/2013	524,000	539,739
6.150% due 9/1/2016	300,000	345,175

Carpenter Technology Corp.
7.060% due 5/21/2018	500,000	552,874
7.030% due 5/22/2018	8,000	8,835

Caterpillar Financial
Services Corp.
5.050% due 2/15/2013	90,000	90,360
4.250% due 4/15/2013	10,000	10,094

Centel Capital Corp.
9.000% due 10/15/2019	10,000	11,973

CenterPoint Energy, Inc.
6.850% due 6/1/2015	192,000	217,396

Chesapeake & Potomac
Telephone Co.
7.150% due 5/1/2023	2,871,000	2,930,206
7.150% due 5/1/2023	9,000	9,176

Citigroup Funding, Inc.
4.250% due 12/15/2018 (b)	10,000	10,057

Citigroup Global Markets
Holdings Inc.
5.000% due 3/15/2024	13,000	13,000
5.600% due 9/15/2029	41,000	40,998

Citigroup, Inc.
5.500% due 4/11/2013	2,305,000	2,343,729
5.850% due 7/2/2013	1,765,000	1,816,602
6.500% due 8/19/2013	2,025,000	2,105,131
6.000% due 12/13/2013	5,448,000	5,732,892
5.125% due 5/5/2014	168,000	177,282
5.000% due 9/15/2014	3,085,000	3,248,533
6.010% due 1/15/2015	274,000	300,176
4.875% due 5/7/2015	115,000	122,772
5.500% due 2/15/2017	180,000	199,755
6.125% due 11/21/2017	1,269,000	1,508,243
6.125% due 5/15/2018	176,000	210,631

Cleveland Electric
Illuminating Co.
5.650% due 12/15/2013	189,000	197,846

CNA Financial Corp.
5.850% due 12/15/2014	1,552,000	1,687,311
6.500% due 8/15/2016	1,250,000	1,446,268
6.950% due 1/15/2018	605,000	705,175

Colonial Realty LP
6.150% due 4/15/2013	700,000	710,758

Commercial Net
Lease Realty, Inc.
6.250% due 6/15/2014	1,060,000	1,136,923
6.150% due 12/15/2015	443,000	502,031

Computer Sciences Corp.
6.500% due 3/15/2018	19,477,000	22,418,105

Con-way Inc.
7.250% due 1/15/2018	13,089,000	15,265,308

Countrywide Financial Corp.
5.000% due 5/11/2015	30,000	29,334
5.750% due 6/24/2015 (b)	560,000	560,137
6.500% due 7/28/2015 (b)	138,000	137,797
6.250% due 5/15/2016	952,000	1,050,774
5.250% due 5/27/2020	173,000	171,186
6.000% due 8/26/2020 (b)	92,000	90,487

Countrywide Home Loans, Inc.
6.730% due 4/17/2013	93,000	94,621
6.000% due 1/24/2018	1,069,000	1,068,133
5.500% due 5/16/2018	240,000	237,843

Coventry Health Care, Inc.
6.300% due 8/15/2014	8,184,000	8,870,277
6.125% due 1/15/2015	1,136,000	1,245,455
5.950% due 3/15/2017	854,000	999,148

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Crane Co.
5.500% due 9/15/2013	$45,000	$46,208

Cytec Industries Inc.
4.600% due 7/1/2013	265,000	268,943

Darden Restaurants
7.125% due 2/1/2016	75,000	85,525

Dean Witter Discover & Co.
6.750% due 10/15/2013	92,000	96,367

Dexia Credit Local
2.000% due 3/5/2013 (d)	17,000,000	17,019,975
2.750% due 1/10/2014 (d)	5,000,000	5,050,685

Discover Financial Services
6.450% due 6/12/2017	590,000	693,059
10.250% due 7/15/2019	7,664,000	10,022,803

Domtar Corp.
10.750% due 6/1/2017	4,987,000	6,510,015

Dow Chemical Co.
4.300% due 6/15/2013	30,000	30,488
6.850% due 8/15/2013	250,000	260,175
7.600% due 5/15/2014	1,688,000	1,849,928
5.900% due 2/15/2015	650,000	720,122
5.050% due 9/15/2020	105,000	105,501

Dr Pepper Snapple Group, Inc.
6.120% due 5/1/2013	5,000	5,113

Duquesne Light Holdings Inc.
5.500% due 8/15/2015	6,799,000	7,387,834

Eaton Corp.
4.900% due 5/15/2013	15,000	15,294

Electronic Data Systems
6.000% due 8/1/2013	638,000	653,811

Enbridge Energy Partners, L.P.
4.750% due 6/1/2013	25,000	25,409

Endurance Specialty
Holdings Ltd.
6.150% due 10/15/2015	5,990,000	6,603,466

Enel Finance Int’l. N.V.
6.250% due 9/15/2017 (d)	1,706,000	1,890,060
5.125% due 10/7/2019 (d)	5,000,000	5,206,500
5.125% due 10/7/2019	500,000	520,650

Energy Transfer Partners, L.P.
6.000% due 7/1/2013	272,000	279,279

Entergy Corp.
5.250% due 8/1/2013	17,000	17,409

Expedia, Inc.
7.456% due 8/15/2018	17,549,000	20,980,777

Fairfax Financial Holdings Ltd.
8.250% due 10/1/2015	1,904,000	2,173,993
7.750% due 6/15/2017	397,000	410,716
7.375% due 4/15/2018	11,333,000	13,100,517
5.800% due 5/15/2021 (d)	12,040,000	12,531,581

Fidelity National Financial, Inc.
6.600% due 5/15/2017	15,861,000	17,970,751

Fifth Third Bancorp
6.250% due 5/1/2013	1,356,000	1,386,650

First Horizon National Corp.
5.375% due 12/15/2015	895,000	977,734

First Tennessee Bank
4.500% due 5/15/2013	1,780,000	1,803,115
4.625% due 5/15/2013	7,703,000	7,820,640
5.050% due 1/15/2015	2,672,000	2,793,098
5.650% due 4/1/2016	5,247,000	5,738,445

Florida Power & Light Co.
4.850% due 2/1/2013	5,000	5,035

Fortune Brands, Inc.
4.875% due 12/1/2013	10,000	10,365
6.375% due 6/15/2014	370,000	400,372
5.375% due 1/15/2016	10,000	11,237

Gazprom OAO Via Gaz
Capital S.A.
9.250% due 4/23/2019 (d)	1,500,000	1,968,585

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
General Electric Capital Corp.
5.000% due 12/15/2012	$41,000	$41,042
5.000% due 12/15/2012	160,000	160,189
5.100% due 12/15/2012	108,000	108,000
4.150% due 6/15/2013	10,000	10,106
6.500% due 10/15/2013	118,000	118,337
5.900% due 5/13/2014	450,000	483,373
5.600% due 7/15/2014	500,000	533,746
4.250% due 5/15/2015	40,000	39,998
4.500% due 5/15/2015	81,000	80,627
4.750% due 5/15/2015	11,000	10,995
4.750% due 5/15/2015	80,000	79,994
4.125% due 6/15/2015	10,000	10,000
4.125% due 6/15/2015	180,000	179,991
4.300% due 6/15/2015	130,000	129,993
5.250% due 6/15/2015	25,000	27,151
5.400% due 6/15/2015	59,000	64,299
5.500% due 8/15/2015	30,000	32,954
5.600% due 12/15/2015	211,000	210,994
5.250% due 1/15/2016	473,000	472,984
5.450% due 1/15/2016	49,000	48,471
5.250% due 2/15/2016	38,000	38,208
5.375% due 2/15/2016	158,000	159,418
5.000% due 4/15/2016	271,000	270,963
5.000% due 4/15/2016	45,000	47,778
5.000% due 5/15/2016	93,000	93,770
5.625% due 10/15/2016	30,000	30,336
5.700% due 10/15/2016	15,000	15,002
6.750% due 12/15/2016	55,000	54,994
5.125% due 2/15/2017	10,000	10,057
4.750% due 3/15/2017	395,000	396,955
4.500% due 5/15/2017	59,000	59,029
4.500% due 7/15/2017	217,000	216,700
5.375% due 8/15/2017	38,000	38,117
5.450% due 8/15/2017	10,000	10,068
5.625% due 12/15/2017	659,000	658,958
5.625% due 12/15/2017	222,000	222,123
5.000% due 3/15/2018	170,000	170,364
5.000% due 3/15/2018	120,000	120,240
5.000% due 3/15/2018	40,000	39,999
5.100% due 4/15/2018	83,000	83,001
5.250% due 4/15/2018	124,000	124,638
6.750% due 4/15/2018	373,000	444,157
4.750% due 5/15/2018	70,000	70,001
5.000% due 5/15/2018	115,000	114,009
5.000% due 5/15/2018	30,000	30,109
6.300% due 5/15/2018	1,790,000	2,107,958
4.500% due 6/15/2018	307,000	306,994
4.500% due 6/15/2018	132,000	131,990
4.650% due 6/15/2018	151,000	150,996
6.000% due 7/15/2018	57,000	66,270
6.000% due 7/15/2018	39,000	45,475
5.250% due 1/15/2019	37,000	37,003
5.250% due 4/15/2019	10,000	10,000
5.750% due 5/15/2019	86,000	88,063
5.450% due 7/15/2019	50,000	50,137
5.500% due 7/15/2019	11,000	11,001
6.150% due 7/15/2019	75,000	74,998
5.250% due 8/15/2019	16,000	16,032
5.250% due 8/15/2019	65,000	65,002
5.375% due 8/15/2019	16,000	16,001
5.600% due 8/15/2019	27,000	27,111
5.650% due 8/15/2019	76,000	75,999
6.000% due 8/15/2019	20,000	19,996
6.000% due 8/15/2019	56,000	56,113
5.000% due 9/15/2019	60,000	59,998
5.125% due 9/15/2019	52,000	51,999
5.250% due 9/15/2019	42,000	42,151
5.750% due 9/15/2019	15,000	15,053
5.750% due 9/15/2019	10,000	9,999
5.750% due 9/15/2019	5,000	5,001
5.800% due 9/15/2019	40,000	40,395
5.000% due 10/15/2019	50,000	49,962
5.100% due 10/15/2019	33,000	33,018
5.125% due 10/15/2019	70,000	70,015
5.250% due 10/15/2019	115,000	115,004
5.450% due 10/15/2019	32,000	31,976
5.500% due 10/15/2019	163,000	163,456
5.000% due 11/15/2019	125,000	124,322
5.500% due 11/15/2019	136,000	136,002
5.500% due 11/15/2019	115,000	115,000
5.550% due 11/15/2019	50,000	49,999
5.100% due 12/15/2019	51,000	51,000
5.150% due 12/15/2019	50,000	49,999
5.350% due 12/15/2019	80,000	80,032
5.375% due 12/15/2019	8,000	8,001
5.500% due 12/15/2019	57,000	56,995
5.800% due 12/15/2019	68,000	68,058
5.300% due 1/15/2020	65,000	64,999
5.500% due 1/15/2020	39,000	39,008
5.750% due 1/15/2020	60,000	59,940
5.000% due 2/15/2020	100,000	100,699
5.000% due 2/15/2020	53,000	52,997
5.375% due 2/15/2020	37,000	36,999
5.500% due 2/15/2020	33,000	32,831

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
General Electric Capital Corp. (continued)
5.625% due 2/15/2020	$21,000	$20,998
5.125% due 3/15/2020	34,000	34,115
5.150% due 3/15/2020	78,000	78,026
5.200% due 3/15/2020	21,000	20,966
5.350% due 3/15/2020	35,000	35,028
5.375% due 3/15/2020	10,000	10,000
5.400% due 3/15/2020	143,000	142,596
5.000% due 5/15/2020	20,000	19,710
5.250% due 12/15/2021	31,000	30,999
5.500% due 3/15/2023	158,000	158,114
5.750% due 12/15/2024	90,000	90,011
5.000% due 7/15/2028	124,000	124,043
6.000% due 11/15/2037	62,000	62,000

Genworth Financial Inc.
8.625% due 12/15/2016	8,264,000	9,447,082
6.515% due 5/22/2018	17,309,000	18,418,836
7.700% due 6/15/2020	1,105,000	1,189,317

Genworth Global Funding Trusts
5.750% due 5/15/2013	60,000	61,177
5.500% due 6/15/2013	260,000	264,137
5.350% due 7/15/2013	15,000	15,216

Genworth Life Insurance Co.
5.875% due 5/3/2013 (d)	4,615,000	4,700,941

Georgia Power Co.
6.050% due 12/1/2038	61,000	61,000

Georgia-Pacific LLC
8.250% due 5/1/2016 (d)	3,055,000	3,272,247

GFI Group Inc.
8.625% due 7/19/2018 (a)	551,000	486,258

GlobalSantaFe Corp.
5.000% due 2/15/2013	20,000	20,165

GMAC LLC
7.100% due 1/15/2013	32,000	31,980
6.000% due 7/15/2013	60,000	59,746
0.000% due 6/15/2015 (c)	1,250,000	1,135,938
6.350% due 2/15/2016 (b)	75,000	74,231
6.500% due 2/15/2016 (b)	100,000	99,742
6.500% due 9/15/2016 (b)	87,000	85,992
7.250% due 9/15/2017	259,000	258,674

Goldman Sachs Group, Inc.
8.000% due 3/1/2013 (d)	975,000	989,628
4.750% due 7/15/2013	170,000	174,084
5.625% due 1/15/2017	565,000	619,124
5.950% due 1/18/2018	9,647,000	11,164,869

Great Plains Energy Inc.
6.875% due 9/15/2017	30,000	36,780

Harley-Davidson
5.250% due 12/15/2012 (d)	1,675,000	1,677,104
15.000% due 2/1/2014	500,000	565,836
5.750% due 12/15/2014 (d)	3,800,000	4,163,839

Harsco Corp.
5.125% due 9/15/2013	123,000	126,238

Hartford Financial Services
4.625% due 7/15/2013	2,114,000	2,160,356
4.750% due 3/1/2014	825,000	858,602
6.300% due 3/15/2018	12,311,000	14,675,204

Hartford Life Insurance Co.
5.050% due 7/15/2013	35,000	35,378

Hasbro, Inc.
6.125% due 5/15/2014	1,000,000	1,074,208

HCP, Inc.
5.650% due 12/15/2013	1,455,000	1,524,003
6.000% due 3/1/2015	5,879,000	6,415,271
7.072% due 6/8/2015	703,000	790,322

Hewlett-Packard Co.
1.250% due 9/13/2013	1,784,000	1,777,176
2.600% due 9/15/2017	4,673,000	4,449,042
5.500% due 3/1/2018	11,266,000	11,951,345

Horace Mann Educators Corp.
6.850% due 4/15/2016	8,242,000	9,054,760

Hospitality Properties Trust
7.875% due 8/15/2014	7,500,000	8,026,433
5.125% due 2/15/2015	2,114,000	2,211,825
6.300% due 6/15/2016	271,000	300,404
5.625% due 3/15/2017	2,651,000	2,933,570
6.700% due 1/15/2018	1,047,000	1,207,602

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
HRPT Properties Trust
5.750% due 2/15/2014	$1,250,000	$1,279,931
5.750% due 11/1/2015	3,318,000	3,538,328
6.250% due 8/15/2016	2,520,000	2,763,301
6.250% due 6/15/2017	1,860,000	2,043,031
6.650% due 1/15/2018	17,049,000	19,241,314

HSBC Finance Corp.
5.250% due 12/15/2012	10,000	10,011
5.350% due 12/15/2012	78,000	77,999
5.050% due 1/15/2013	1,045,000	1,048,153
5.150% due 1/15/2013	140,000	140,327
5.500% due 1/15/2013	20,000	20,075
5.000% due 2/15/2013	608,000	611,120
5.250% due 2/15/2013	10,000	10,041
5.500% due 2/15/2013	180,000	180,762
5.500% due 2/15/2013	236,000	237,364
5.650% due 3/15/2013	71,000	71,828
6.000% due 4/15/2013	835,000	848,459
5.350% due 7/15/2013	39,000	39,820
5.750% due 7/15/2013	494,000	504,750
4.710% due 9/15/2013 (a)	366,000	368,584
4.330% due 10/10/2013 (a)	331,000	333,588
1.850% due 12/15/2013	33,000	32,581
4.110% due 1/10/2014 (a)	335,000	339,998
5.600% due 4/15/2014	75,000	78,783
5.500% due 7/15/2014	30,000	31,324
6.000% due 8/15/2014	553,000	589,260
6.000% due 8/15/2014	67,000	70,909
5.800% due 9/15/2014	153,000	162,828
5.850% due 9/15/2014	325,000	342,229
5.650% due 10/15/2014	30,000	31,417
5.750% due 10/15/2014	274,000	288,657
5.350% due 11/15/2014	30,000	31,802
5.600% due 2/15/2018	250,000	274,264

HSBC Holdings PLC
5.250% due 12/12/2012	3,156,000	3,158,888

Hyatt Hotels Corp.
5.750% due 8/15/2015 (d)	100,000	109,587

Iberdrola Finance Ireland Ltd.
3.800% due 9/11/2014 (d)	6,000,000	6,169,860
5.000% due 9/11/2019 (d)	12,453,000	12,987,732

Ingersoll-Rand
9.500% due 4/15/2014	1,026,000	1,142,387

Ingram Micro Inc.
5.250% due 9/1/2017	1,000,000	1,082,428

International Paper Co.
5.500% due 1/15/2014	35,000	36,552
7.400% due 6/15/2014	25,000	27,188

ITT Corp.
7.375% due 11/15/2015	32,000	37,252

ITT Hartford Group
7.300% due 11/1/2015	910,000	1,039,300

Jefferson-Pilot Corp.
4.750% due 1/30/2014	3,739,000	3,895,735

John Hancock Life Ins. Co.
4.800% due 10/15/2013	5,000	5,127
5.000% due 12/15/2013	5,000	5,161
5.450% due 9/15/2015	201,000	218,976
5.450% due 10/15/2015	29,000	31,782
5.500% due 11/15/2015	75,000	82,240
5.250% due 12/15/2015	25,000	27,284
5.500% due 12/15/2015	25,000	27,467
5.000% due 4/15/2016	60,000	65,410

JPMorgan Chase & Co.
5.750% due 1/2/2013	950,000	953,703
5.250% due 5/15/2018	65,000	64,991
5.250% due 3/15/2019	20,000	20,003

Korea Development Bank
5.750% due 9/10/2013	30,000	31,051

Korea Electric Power Corp.
7.750% due 4/1/2013	33,000	33,670

Lexmark International, Inc.
5.900% due 6/1/2013	16,341,000	16,647,835
6.650% due 6/1/2018	3,370,000	3,709,804

Liberty Property LP
5.650% due 8/15/2014	36,000	38,710

Lincoln National Corp.
4.750% due 2/15/2014	1,638,000	1,711,530

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Macy’s Retail Holdings, Inc.
5.875% due 1/15/2013	$95,000	$95,495

Manufacturers &
Traders Trust Co.
5.585% due 12/28/2020 (a)	347,000	346,041

Markel Corp.
6.800% due 2/15/2013	110,000	111,159

Marriott International, Inc.
5.810% due 11/10/2015	373,000	419,812

Marsh & McLennan Cos., Inc.
4.850% due 2/15/2013	1,295,000	1,304,757

Masco Corp.
7.125% due 8/15/2013	4,258,000	4,396,338
4.800% due 6/15/2015	1,456,000	1,528,321
6.125% due 10/3/2016	4,502,000	5,001,272
5.850% due 3/15/2017	2,764,000	3,025,220
6.625% due 4/15/2018	9,013,000	9,497,566

Maytag Corp.
5.000% due 5/15/2015	50,000	52,554

MBNA Corp.
5.000% due 6/15/2015	800,000	861,496

Merrill Lynch & Co.
5.450% due 2/5/2013	1,479,000	1,491,307
6.150% due 4/25/2013	840,000	857,615
0.000% due 8/30/2013 (c)	224,000	221,652
5.000% due 2/3/2014	138,000	143,781
5.450% due 7/15/2014	1,082,000	1,154,244
5.000% due 1/15/2015	343,000	366,575
5.300% due 9/30/2015	1,712,000	1,881,820
6.050% due 5/16/2016	3,000,000	3,316,170
6.400% due 8/28/2017	3,048,000	3,570,473
6.875% due 4/25/2018	233,000	280,268
6.500% due 7/15/2018	2,668,000	3,134,340
6.875% due 11/15/2018	2,316,000	2,800,824
8.400% due 11/1/2019	310,000	390,505

Morgan Stanley
4.750% due 4/1/2014	4,268,000	4,417,448
6.000% due 5/13/2014	695,000	736,781
6.000% due 4/28/2015	3,753,000	4,089,483
4.000% due 7/24/2015	200,000	209,209
5.375% due 10/15/2015	1,000,000	1,083,142
5.750% due 10/18/2016	2,178,000	2,407,524
6.250% due 8/28/2017	2,800,000	3,153,424
5.950% due 12/28/2017	2,933,000	3,321,449
6.625% due 4/1/2018	10,152,000	11,822,765
7.300% due 5/13/2019	4,020,000	4,879,251
6.250% due 7/8/2019 (b)	20,000	20,741
5.625% due 9/23/2019	400,000	451,122
5.500% due 1/26/2020	10,000	11,149
4.000% due 7/30/2020 (b)	4,739,000	4,787,470
4.000% due 8/19/2020 (b)	444,000	444,267

MS Structured Step Up
Callable Trust 2010-02
4.000% due 7/1/2020 (b)	35,000	34,960

Nabisco, Inc.
7.550% due 6/15/2015	50,000	57,920

NASDAQ OMX Group, Inc.
4.000% due 1/15/2015	250,000	262,126

National City Bank of Indiana
4.250% due 7/1/2018	200,000	224,708

National City Preferred
Capital Trust I
12.000% due 12/31/2049 (a)	15,043,000	15,067,520

National Retail Properties Inc.
6.875% due 10/15/2017	2,273,000	2,748,252

National Rural Utilities
4.250% due 8/15/2013	35,000	35,726
7.200% due 10/1/2015	30,000	34,195

NationsBank Corp.
0.000% due 8/15/2013 (c)	248,000	245,304
7.750% due 8/15/2015	2,251,000	2,546,129

Navigators Group, Inc.
7.000% due 5/1/2016	12,199,000	13,233,012

NIPSCO Capital Markets, Inc.
7.860% due 3/27/2017	38,000	44,140

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
NiSource Finance Corp.
5.400% due 7/15/2014	$215,000	$229,972

Nissan Motor Acceptance Corp.
3.250% due 1/30/2013 (d)	25,000	25,096

Northern Indiana
Public Service Co.
7.590% due 6/12/2017	182,000	215,261

Northern Rock Asset
Management PLC
5.625% due 6/22/2017 (d)	2,500,000	2,944,250

Odyssey Re Holdings Corp.
7.650% due 11/1/2013	174,000	183,536

Ohio Casualty Corp.
7.300% due 6/15/2014	437,000	470,918

OneBeacon U.S. Holdings, Inc.
5.875% due 5/15/2013	3,086,000	3,156,024

Owens Corning
6.500% due 12/1/2016	2,708,000	3,061,489

Paine Webber Group Inc.
7.625% due 2/15/2014	50,000	52,969

Petrobras Argentina S.A.
5.875% due 5/15/2017 (d)	6,750,000	7,188,750
5.875% due 5/15/2017	5,371,000	5,720,115

Petrohawk Energy Corp.
7.875% due 6/1/2015	208,000	216,442

Pitney Bowes Inc.
6.250% due 3/15/2019	918,000	996,786
5.250% due 1/15/2037	27,441,000	28,058,203

Platinum Underwriters
Finance, Inc.
7.500% due 6/1/2017	12,271,000	13,697,847

PNC Funding Corp.
5.250% due 11/15/2015	352,000	393,967

PPL Energy Supply, LLC
5.400% due 8/15/2014	15,000	16,040
6.500% due 5/1/2018	1,000,000	1,209,316

Principal Financial Group
7.875% due 5/15/2014	2,750,000	3,022,951

Principal Life Income
Funding Trusts
5.300% due 12/14/2012	57,000	57,071
3.572% due 4/1/2016 (a)	50,000	50,883

Progressive Corp.
7.000% due 10/1/2013	25,000	26,298

Prologis, Inc.
7.375% due 10/30/2019	5,000	5,828
6.875% due 3/15/2020	10,000	12,183

Protective Life Corp.
4.300% due 6/1/2013	402,000	409,008
4.875% due 11/1/2014	820,000	867,012

Protective Life Secured Trusts
4.250% due 3/15/2013	18,000	18,100
5.000% due 5/15/2013	5,000	5,081

Provident Cos., Inc.
7.000% due 7/15/2018	1,057,000	1,211,877

Prudential Financial, Inc.
4.650% due 2/15/2013	69,000	69,431
5.000% due 6/15/2013	75,000	75,097
4.750% due 4/1/2014	5,000	5,247
5.100% due 9/20/2014	225,000	241,212
6.200% due 1/15/2015	1,100,000	1,216,735
5.000% due 3/16/2015	140,000	147,292
5.250% due 12/15/2016	118,000	118,009
6.000% due 6/15/2018	134,000	134,204
6.000% due 10/15/2018	49,000	49,339
6.000% due 10/15/2018	124,000	123,608
6.050% due 10/15/2018	101,000	101,320
5.350% due 4/15/2019	6,000	5,999
5.300% due 6/15/2020	40,000	40,038
6.250% due 12/15/2022	101,000	101,003

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Public Service Electric & Gas Co.
5.000% due 1/1/2013	$7,000	$7,023

R.R. Donnelley & Sons Co.
5.500% due 5/15/2015	3,314,000	3,413,420
8.600% due 8/15/2016	327,000	349,890
6.125% due 1/15/2017	2,791,000	2,686,338

Regions Bank / Birmingham AL
7.500% due 5/15/2018	15,723,000	18,867,600

Regions Financial Corp.
4.875% due 4/26/2013	5,139,000	5,209,661
7.750% due 11/10/2014	1,170,000	1,289,925

Retail Property Trust
7.180% due 9/1/2013 (d)	25,000	26,056

RJ Reynolds Tobacco
Holdings, Inc.
9.250% due 8/15/2013	1,316,000	1,370,856

Rohm & Haas Co.
5.600% due 3/15/2013	12,000	12,157

RPM Int’l., Inc.
6.250% due 12/15/2013	15,080,000	15,867,101

Ryder System, Inc.
6.000% due 3/1/2013	85,000	85,958

Security Benefit Life Insurance
8.750% due 5/15/2016 (d)	7,000,000	7,353,500

Simon Property Group, LP
5.450% due 3/15/2013	1,005,000	1,018,227
5.750% due 12/1/2015	1,089,000	1,231,669
6.100% due 5/1/2016	1,000,000	1,162,380

SL Green Realty Corp.
5.000% due 8/15/2018	16,015,000	17,335,677

SLM Corp.
3.541% due 12/15/2012 (a)	140,000	139,922
4.500% due 12/15/2012	25,000	25,000
4.500% due 12/15/2012	87,000	86,999
4.500% due 3/15/2013	54,000	53,990
4.700% due 6/15/2013	20,000	20,014
4.750% due 6/15/2013	24,000	24,023
4.800% due 6/15/2013	25,000	25,030
4.142% due 9/15/2013 (a)	91,000	90,573
5.000% due 10/1/2013	2,444,000	2,505,100
4.300% due 12/15/2013	2,000	1,993
5.150% due 12/15/2013	60,000	60,256
5.250% due 12/15/2013	30,000	30,179
3.812% due 1/31/2014 (a)	127,000	128,633
4.700% due 3/15/2014	25,000	25,000
4.950% due 3/15/2014	15,000	15,046
5.150% due 3/15/2014	10,000	10,055
3.492% due 4/1/2014 (a)	155,000	155,302
5.375% due 5/15/2014	1,043,000	1,094,671
4.072% due 6/2/2014 (a)	70,000	70,478
5.050% due 11/14/2014	142,000	148,763
3.442% due 12/15/2014 (a)	444,000	436,279
5.000% due 4/15/2015	425,000	450,041
3.642% due 9/15/2015 (a)	90,000	86,366
5.000% due 9/15/2015	55,000	54,985
5.000% due 9/15/2015	140,000	139,969
5.000% due 9/15/2015	46,000	45,990
5.250% due 9/15/2015	75,000	75,008
3.742% due 12/15/2015 (a)	128,000	125,039
6.250% due 1/25/2016	2,919,000	3,167,115
5.150% due 3/15/2017	2,950,000	2,935,250
4.800% due 6/15/2017 (b)	59,000	57,606
5.100% due 6/15/2017 (b)	17,000	16,801
5.250% due 3/15/2018	5,000	4,913
5.450% due 3/15/2018	74,000	73,379
5.600% due 3/15/2018	30,000	29,941
5.000% due 6/15/2018	122,000	121,541
5.600% due 6/15/2018	29,000	28,680
6.000% due 6/15/2018 (b)	35,000	35,089
8.450% due 6/15/2018	9,790,000	11,380,875
5.450% due 12/15/2018 (b)	35,000	34,030
5.500% due 3/15/2019 (b)	304,000	302,936
6.000% due 3/15/2019 (b)	54,000	53,012
6.200% due 3/15/2019 (b)	35,000	34,708
5.190% due 4/24/2019	561,000	551,243
3.942% due 5/3/2019 (a)	217,000	205,968
5.000% due 6/15/2019	30,000	27,792
5.000% due 6/15/2019	10,000	9,264
5.150% due 6/15/2019	10,000	9,344
6.000% due 6/15/2019	65,000	63,690
6.000% due 9/15/2019	18,000	17,581
8.000% due 3/25/2020	3,181,000	3,634,293
5.500% due 12/15/2020 (b)	21,000	21,000

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
SLM Corp. (continued)
6.750% due 12/15/2020 (b)	$10,000	$10,004
5.000% due 6/15/2021 (b)	12,000	11,864
6.000% due 6/15/2021	25,000	23,931
7.000% due 6/15/2021 (b)	90,000	90,047
6.100% due 9/15/2021	20,000	19,227
5.400% due 4/25/2023 (b)	70,000	63,097

Sonoco Products Co.
6.500% due 11/15/2013	10,000	10,390

Springleaf Finance Corp.
6.900% due 12/15/2017	1,000,000	887,500

Staples, Inc.
9.750% due 1/15/2014	810,000	885,906

Starwood Hotels & Resorts
Worldwide, Inc.
7.875% due 10/15/2014	247,000	276,663

State Bank of India/London
4.125% due 8/1/2017 (d)	8,000,000	8,236,024

Steelcase Inc.
6.375% due 2/15/2021	785,000	844,066

Sunoco, Inc.
4.875% due 10/15/2014	2,147,000	2,271,318
9.625% due 4/15/2015	6,369,000	7,487,785

SunTrust Bank
5.000% due 9/1/2015	690,000	756,268
5.450% due 12/1/2017	51,000	56,220

Susa Partnership L.P.
8.200% due 6/1/2017	16,000	19,498
7.450% due 7/1/2018	130,000	160,432

Tech Data Corp.
3.750% due 9/21/2017	4,301,000	4,381,618

Telecom Italia
5.250% due 11/15/2013	2,578,000	2,645,673
6.175% due 6/18/2014	819,000	859,950
4.950% due 9/30/2014	1,334,000	1,384,025
5.250% due 10/1/2015	5,523,000	5,847,476
6.999% due 6/4/2018	15,425,000	17,372,406
7.175% due 6/18/2019	735,000	837,900

Textron Financial Corp.
5.400% due 4/28/2013	1,971,000	2,004,870
6.200% due 3/15/2015	14,000	15,401

Torchmark Corp.
7.375% due 8/1/2013	1,415,000	1,473,103
6.375% due 6/15/2016	1,056,000	1,187,524

Transatlantic Holdings, Inc.
5.750% due 12/14/2015	2,590,000	2,866,299

Tyco Electronics Group
5.950% due 1/15/2014	792,000	837,477

UDR, Inc.
6.050% due 6/1/2013	10,000	10,247
5.500% due 4/1/2014	2,386,000	2,516,901
5.250% due 1/15/2015	690,000	743,979

United Telephone of Florida
6.875% due 7/15/2013	15,000	15,387

Unitrin, Inc.
6.000% due 11/30/2015	9,753,000	10,547,333
6.000% due 5/15/2017	8,737,000	9,627,493

Universal Corp.
5.200% due 10/15/2013	30,000	30,969

Unum Group
7.125% due 9/30/2016	3,200,000	3,785,408

UnumProvident Group
6.850% due 11/15/2015 (d)	1,900,000	2,129,037

Wachovia Bank
4.800% due 11/1/2014	1,550,000	1,662,719
4.875% due 2/1/2015	500,000	541,522
5.000% due 8/15/2015	1,750,000	1,917,837
5.600% due 3/15/2016	50,000	56,147
5.625% due 10/15/2016	200,000	230,321

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

Corporate Bonds (continued)
Weatherford International Ltd.
5.150% due 3/15/2013	$169,000	$170,837
4.950% due 10/15/2013	10,026,000	10,341,709

Wells Fargo & Co.
5.750% due 5/16/2016	200,000	229,397

Westinghouse Credit
8.875% due 6/14/2014	47,000	52,017

Weyerhaeuser Co.
7.500% due 3/1/2013	16,000	16,219
6.950% due 8/1/2017	195,000	231,931

White Mountains
Re Group, Ltd.
6.375% due 3/20/2017 (d)	15,135,000	16,624,269

Willamette Industries, Inc.
7.125% due 7/22/2013	280,000	285,724

Willis N.A. Inc.
6.200% due 3/28/2017	1,801,000	2,061,272

Wilmington Trust Corp.
4.875% due 4/15/2013	608,000	613,866

Wyndham Worldwide
6.000% due 12/1/2016	2,615,000	2,976,077
5.750% due 2/1/2018	2,020,000	2,267,727

Wynn Las Vegas LLC
7.875% due 11/1/2017	19,936,000	21,680,400
7.875% due 5/1/2020	1,492,000	1,712,070
7.750% due 8/15/2020	5,044,000	5,787,990

XL Capital
5.250% due 9/15/2014	4,220,000	4,493,275

Yum! Brands, Inc.
6.250% due 4/15/2016	791,000	908,549

Zions Bancorporation
4.250% due 2/1/2013	59,000	59,086
2.000% due 3/5/2013	16,000	15,955
7.750% due 9/23/2014	10,272,000	11,281,809
3.500% due 9/15/2015	4,422,000	4,435,836
5.500% due 5/10/2016	2,828,000	2,831,985
5.000% due 8/1/2016	2,595,000	2,608,333
5.250% due 11/7/2016	1,042,000	1,059,560
4.500% due 3/27/2017	1,125,000	1,181,421

Total Corporate Bonds		1,150,279,898

Federal Agency Mortgage-
Backed Securities - 0.1%
Fannie Mae
6.000% due 8/1/2014,
Pool #25-5434F	9,494	9,799
7.000% due 7/1/2015,
Pool #53-5461F	5,857	6,192
8.000% due 9/1/2015,
Pool #53-5460F	14,444	15,352
6.000% due 10/1/2037,
Pool #88-8736F	585,123	635,721
6.000% due 3/1/2038,
Pool #25-7134F	404,077	439,019

Freddie Mac
4.500% due 5/1/2018,
Pool #P1-0032	57,885	60,235
6.500% due 12/1/2018,
Pool #C9-0241	49,217	55,121
6.000% due 11/1/2021,
Pool #G1-2449	101,516	111,676
6.000% due 2/1/2022,
Pool #G1-2758	152,114	168,685

Ginnie Mae
5.500% due 6/15/2017,
Pool #58-4476X	3,491	3,749
5.500% due 7/20/2018,
Pool #00-3411M	14,633	15,848
7.000% due 5/15/2033,
Pool #78-2071X	59,638	71,764
5.500% due 6/20/2038,
Pool #00-4163M	100,527	106,461

Total Federal Agency Mortgage-
Backed Securities		1,699,622

Taxable Municipal Bonds - 0.2%
Casino Reinvestment
Development Authority
5.340% due 6/1/2020	2,915,000	2,900,017

Total Taxable Municipal Bonds		2,900,017

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2012

	Principal
	Amount	Value
BONDS (continued)

United States Government &
Agency Issues - 0.0%
Tennessee Valley Authority
0.000% due 11/1/2013 (c)	$15,000	$14,874

Total United States Government
& Agency Issues		14,874

TOTAL BONDS
(COST $1,235,022,787)		1,276,413,998

	Shares
SHORT-TERM INVESTMENTS - 0.1%

Money Market Funds - 0.1%
Fidelity Money Market Portfolio
Class I, 0.140% (a)	1,547,490	1,547,490

Total Money Market Funds		1,547,490

TOTAL SHORT-TERM INVESTMENTS
(COST $1,547,490)		1,547,490

TOTAL INVESTMENTS - 98.9%
(COST $1,236,570,277)		1,277,961,488

NET OTHER ASSETS AND
LIABILITIES - 1.1%		14,321,058

NET ASSETS - 100.0%		$1,292,282,546

(a)	Interest rate shown represents the current coupon rate at November 30, 2012.
(b)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.
(c)	Zero-coupon security.
(d)	Security is exempt from registration under Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

PLC: Public Limited Company

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2012

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2012 to November 30, 2012.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Period*
	06/01/12	11/30/12	06/01/12-11/30/12
Thompson LargeCap Fund
Actual	$1,000.00	$1,102.15	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61
Thompson MidCap Fund
Actual	$1,000.00	$1,102.60	$6.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56
Thompson Bond Fund
Actual	$1,000.00	$1,045.85	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89

* Expenses are equal to the annualized [net] expense ratio for each Fund (LargeCap Fund: 1.31%; MidCap Fund: 1.30%; and Bond Fund: 0.77%), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2012 (In thousands, except per share amounts)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
ASSETS
Total investments in securities, at value (Cost $96,934, $22,871 and
$1,236,570, respectively)	$99,500	$24,533	$1,277,961
Due from sale of securities	161	–	–
Receivable from fund shares sold	16	50	15,367
Dividends and interest receivable	209	42	17,488
Prepaid expenses	11	4	64
Total Assets	99,897	24,629	1,310,880
LIABILITIES
Due on purchase of securities	–	32	13,818
Payable for fund shares redeemed	102	–	1,544
Line of credit	64	3	2,469
Accrued expenses payable	32	25	70
Due to Advisor	89	14	696
Total Liabilities	287	74	18,597
NET ASSETS	$99,610	$24,555	$1,292,283
Net Assets consist of:
Capital stock ($.001 par value)	$180,056	$21,190	$1,237,643
Undistributed net investment income (loss)	396	(6)	10,999
Accumulated net realized gain (loss) on investments	(83,408)	1,709	2,250
Net unrealized appreciation on investments	2,566	1,662	41,391
Net Assets	$99,610	$24,555	$1,292,283
Shares of capital stock outstanding (unlimited shares authorized)	2,907	2,177	108,184
Offering and redemption price/Net asset value per share	$34.27	$11.28	$11.95

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended November 30, 2012 (In thousands)

	LARGECAP	MIDCAP	BOND
	FUND	FUND	FUND
Investment income
Dividends(1)	$1,914	$274	$–
Interest	1	–	43,018
	1,915	274	43,018
Expenses
Investment advisory fees	1,015	216	5,531
Shareholder servicing costs	129	37	665
Administrative and accounting services fees	117	33	319
Federal & state registration	9	34	134
Custody fees	17	6	107
Directors fees	31	23	90
Professional fees	39	36	67
Other expenses	49	10	277
Total expenses	1,406	395	7,190
Less expenses reimbursed by Advisor	–	(115)	–
Net expenses	1,406	280	7,190
Net investment income (loss)	509	(6)	35,828
Net realized gain on investments	12,001	2,194	2,478
Net unrealized appreciation on investments	756	314	44,436
Net gain on investments	12,757	2,508	46,914
Net increase in net assets resulting from operations	$13,266	$2,502	$82,742

(1)Net of foreign withholding taxes	$9	$1	$–

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	LARGECAP		MIDCAP		BOND
	FUND		FUND		FUND
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
	2012	2011	2012	2011	2012	2011
Operations
Net investment income (loss)	$509	$287	$(6)	$(34)	$35,828	$21,257
Net realized gain on investments and
options	12,001	20,124	2,194	2,142	2,478	1,619
Net unrealized appreciation (depreciation)
on investments and options	756	(15,456)	314	(1,576)	44,436	(14,257)
Net increase in net assets resulting
from operations	13,266	4,955	2,502	532	82,742	8,619
Distributions to Shareholders
Distributions from net investment income	(359)	(47)	–	–	(31,675)	(18,237)
Distributions from net realized gains on
securities transactions	–	–	(1,957)	(903)	(1,596)	(2,180)
Total distributions to shareholders	(359)	(47)	(1,957)	(903)	(33,271)	(20,417)

Fund Share Transactions (See Note 4)	(17,383)	(26,651)	6,390	2,320	586,782	230,354

Total Increase (Decrease) in Net Assets	(4,476)	(21,743)	6,935	1,949	636,253	218,556

Net Assets
Beginning of period	104,086	125,829	17,620	15,671	656,030	437,474
End of period	$99,610	$104,086	$24,555	$17,620	$1,292,283	$656,030
Undistributed net investment income (loss)
included in net assets at end of period	$396	$246	$(6)	$–	$10,999	$6,689

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2012

NOTE 1 - ORGANIZATION
Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. Prior to September 6, 2012, the name of the Company was Thompson Plumb Funds, Inc.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). Prior to September 6, 2012, the LargeCap Fund, MidCap Fund, and Bond Fund were known as the Thompson Plumb Growth Fund, Thompson Plumb MidCap Fund, and Thompson Plumb Bond Fund, respectively. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION - Each Fund’s investments are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors (the “Funds’ Board”). Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with remaining maturities of 60 days or less are generally valued at amortized cost basis. Exchange-traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Investments in money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. No securities in any of the Funds were fair valued as of November 30, 2012.

In accordance with generally accepted accounting principles accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Fund. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument. Investments whose values are based on quoted market prices in active markets, and which are therefore classified as level-1 securities, include active listed equities and certain U.S. government obligations.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified as level-2 securities. These include certain U.S. government obligations, most government agency securities, investment-grade corporate bonds, municipal bonds, and less liquid listed equities. Level-2 investments include positions that are not traded in active markets.

Investments classified as level-3 securities have significant unobservable inputs, as they trade infrequently or not at all. Level-3 instruments include private-placement and less liquid corporate and municipal debt securities. When observable prices are not available for these securities, the Fund uses one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Fund in estimating the value of level-3 investments include the original transaction price and recent transactions in the same or similar instruments.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2012:

	LargeCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$99,499,958	$–	$–	$99,499,958
Short-term securities	205	–	–	205
Total Assets	$99,500,163	$–	$–	$99,500,163

	MidCap Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks	$24,531,562	$–	$–	$24,531,562
Short-term securities	964	–	–	964
Total Assets	$24,532,526	$–	$–	$24,532,526

	Bond Fund
Assets	Level 1	Level 2	Level 3	Total
Investment Securities:
Bonds	$–	$1,276,413,998	$–	$1,276,413,998
Short-term securities	1,547,490	–	–	1,547,490
Total Assets	$1,547,490	$1,276,413,998	$–	$1,277,961,488

There were no transfers between level-1 and level-2 securities and the Funds did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2012. It is the Funds’ policy to record transfers at the end of the reporting period. Refer to each Fund’s Schedule of Investments for additional information regarding security types and industry classifications.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities on the same basis for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

OPTIONS - Each Fund may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may use options to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to purchase and protect against exposure to interest rate changes. Each Fund may also use options to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investment. The use of options for hedging purposes involves certain risks and may result in a loss if changes in the value of the option move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

Each Fund may write covered call/put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current fair value of the options written. Premiums received from writing options that expire unexercised are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

VARIABLE-RATE DEMAND NOTES - The Funds invest in short-term variable-rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these instruments to the extent the issuer defaults on its payment obligation.

PERMANENT BOOK AND TAX DIFFERENCES - Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified in the capital accounts.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 15, 2013 used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to either 5% of the value of that Fund’s total assets or any explicit borrowing limits imposed by the Funds’ Board, whatever is less. As of November 30, 2012, the limits established by the Funds’ Board are: LargeCap Fund - $5,250,000, MidCap Fund - $1,200,000 and Bond Fund - $55,000,000. The following table shows the average balance, average interest rate and interest expense incurred by the Funds on borrowings under the LOC for the fiscal year ended November 30, 2012.

	Average	Average	Interest
Fund	Balance	Interest Rate	Expense
LargeCap Fund	$275,502	3.250%	$9,103
MidCap Fund	$12,579	3.250%	$417
Bond Fund	$480,870	3.250%	$15,889

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment manager) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2012, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the fiscal year ended November 30, 2012, the Funds did not incur any interest or penalties. Generally, each of the tax years in the four-year period ended November 30, 2012 remains subject to examination by taxing authorities. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined that such subsequent events do not have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the LargeCap Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets and 0.60% of average daily net assets in excess of $50 million.

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2013 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund-1.40%, MidCap Fund-1.30% and Bond Fund-0.80%. For the fiscal year ended November 30, 2012, the Advisor reimbursed expenses incurred by the MidCap Fund in the amount of $114,884. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.025% of average daily net assets in excess of $100 million, with an annual minimum fee of $30,000 per Fund. The calculations of daily net asset value are subcontracted to U.S. Bancorp Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2012 in the amounts of $33,288, $32,356 and $143,273 for the LargeCap Fund, MidCap Fund and Bond Fund, respectively.

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the fiscal year ended November 30, 2012, the amounts reimbursed by the Funds to the Advisor were $28,532, $3,627 and $371,500 for the LargeCap Fund, MidCap Fund and Bond Fund, respectively.

NOTE 4 - FUND SHARE TRANSACTIONS (in thousands)

Transactions in shares of the Funds were as follows:

	Year Ended		Year Ended
	November 30, 2012		November 30, 2011
	Shares	Dollars	Shares	Dollars
LargeCap Fund
Shares sold	447	$14,978	133	$4,195
Shares issued in reinvestment of dividends	12	343	2	44
Shares issued in reinvestment of realized gains	–	–	–	–
Shares redeemed	(1,014)	(32,704)	(982)	(30,890)
Net decrease	(555)	$(17,383)	(847)	$(26,651)

MidCap Fund
Shares sold	549	$6,096	261	$3,089
Shares issued in reinvestment of dividends	–	–	–	–
Shares issued in reinvestment of realized gains	205	1,953	79	902
Shares redeemed	(157)	(1,659)	(139)	(1,671)
Net increase	597	$6,390	201	$2,320

Bond Fund
Shares sold	69,563	$810,480	41,159	$473,454
Shares issued in reinvestment of dividends	2,562	29,525	1,531	17,428
Shares issued in reinvestment of realized gains	136	1,521	189	2,127
Shares redeemed	(21,964)	(254,744)	(22,894)	(262,655)
Net increase	50,297	$586,782	19,985	$230,354

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2012

NOTE 5 - PURCHASE AND SALE OF SECURITIES
Investment transactions for the fiscal year ended November 30, 2012 were as follows:

	Securities other than U.S.
	Government and Short-term
	Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$31,573,210	$48,591,681	$–	$–
MidCap Fund	$13,962,813	$9,559,423	$–	$–
Bond Fund	$674,035,296	$9,945,686	$3,910,876	$–

NOTE 6 - INCOME TAX INFORMATION
At November 30, 2012, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

				Net unrealized	Distributable	Distributable
		Unrealized	Unrealized	appreciation	ordinary	long-term
	Federal tax cost	appreciation	depreciation	(depreciation)	income	capital gains
LargeCap Fund	$97,797,297	$12,283,850	$(10,580,984)	$1,702,866	$396,460	$–
MidCap Fund	$23,221,495	$3,409,406	$(2,098,375)	$1,311,031	$–	$2,062,420
Bond Fund	$1,236,570,277	$46,155,297	$(4,764,086)	$41,391,211	$10,999,273	$2,306,569

The tax basis of investments for tax and financial reporting purposes differ principally due to wash sales and straddles.

The tax components of distributions paid during the fiscal year ended November 30, 2012, capital loss carryforward as of November 30, 2012 and tax basis post-October losses and late-year ordinary losses as of November 30, 2012, which are not being recognized for tax purposes until the first day of the following fiscal year are:

	Ordinary	Long-term	Net capital
	income	capital gains	loss	Post-October	Late-year
	distributions	distributions	carryforward*	losses	ordinary losses
LargeCap Fund	$358,796	$–	$82,544,592	$–	$–
MidCap Fund	$165,439	$1,791,599	$–	$3,138	$5,943
Bond Fund	$31,793,469	$1,478,148	$–	$57,021	$–

* The LargeCap Fund has capital losses in the amount of $34,789,309 and $47,755,283 which expire on November 30, 2016 and November 30, 2017, respectively.

The tax components of distributions paid during the fiscal year ended November 30, 2011 are:

	Ordinary	Long-term
	income	capital gains
	distributions	distributions
LargeCap Fund	$46,532	$–
MidCap Fund	$313,728	$589,640
Bond Fund	$18,537,863	$1,879,115

The following distributions were declared on December 19, 2012, payable to shareholders on December 20, 2012 (Unaudited):

	Ordinary income		Long-term capital gains
	distributions		distributions
	Amount	Per share	Amount	Per share
LargeCap Fund	$538,254	$0.19	$–	$–
MidCap Fund	$–	$–	$2,062,420	$0.95
Bond Fund	$13,112,607	$0.12	$2,353,544	$0.02

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2012	2011	2010	2009	2008
LARGECAP FUND

Net Asset Value, Beginning of Period	$30.07	$29.20	$27.04	$19.75	$45.86
Income from Investment Operations
Net investment income	0.18	0.08	0.01	0.07	0.29
Net realized and unrealized gains (losses)
on investments and options	4.13	0.80	2.20	7.51	(19.59)
Total from Investment Operations	4.31	0.88	2.21	7.58	(19.30)
Less Distributions
Distributions from net investment income	(0.11)	(0.01)	(0.05)	(0.29)	(0.41)
Distributions from net realized gains	–	–	–	–	(6.40)
Total Distributions	(0.11)	(0.01)	(0.05)	(0.29)	(6.81)

Net Asset Value, End of Period	$34.27	$30.07	$29.20	$27.04	$19.75

Total Return	14.37%	3.02%	8.17%	38.88%	(49.29% )

Ratios/Supplemental Data
Net assets, end of period (millions)	$99.6	$104.1	$125.8	$144.1	$133.9
Ratios to average net assets:
Ratio of expenses	1.31%	1.31%	1.36%	1.54%	1.27%
Ratio of net investment income	0.47%	0.24%	0.05%	0.32%	0.56%
Portfolio turnover rate	30%	40%	37%	63%	43%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

						March 31, 2008
						(inception)
	Year Ended November 30,					through
						November 30,
	2012	2011	2010		2009	2008
MIDCAP FUND

Net Asset Value, Beginning of Period	$11.15	$11.36	$9.39		$6.18	$10.00
Income from Investment Operations
Net investment income	–	–	–		0.01	0.04
Net realized and unrealized gains (losses)
on investments	1.38	0.44	2.02		3.25	(3.86)
Total from Investment Operations	1.38	0.44	2.02		3.26	(3.82)
Less Distributions
Distributions from net investment income	–	–	–	(c)	(0.05)	–
Distributions from net realized gains	(1.25)	(0.65)	(0.05)		–	–
Total Distributions	(1.25)	(0.65)	(0.05)		(0.05)	–

Net Asset Value, End of Period	$11.28	$11.15	$11.36		$9.39	$6.18

Total Return	14.41%	3.69%	21.71%		53.04%	(38.20%	)(a)

Ratios/Supplemental Data
Net assets, end of period (millions)	$24.6	$17.6	$15.7		$9.6	$2.3
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%	1.30%		1.30%	1.30%	(b)
Ratio of expenses without reimbursement	1.83%	1.96%	2.34%		4.21%	8.40%	(b)
Ratio of net investment income (loss)	(0.03% )	(0.19% )	(0.09%	)	0.12%	0.79%	(b)
Ratio of net investment loss
without reimbursement	(0.56% )	(0.85% )	(1.14%	)	(2.79% )	(6.30%	)(b)
Portfolio turnover rate	44%	47%	39%		61%	50%	(a)

(a)	Calculated on a non-annualized basis.
(b)	Calculated on an annualized basis.
(c)	Less than .005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

	Year Ended November 30,
	2012	2011		2010	2009	2008
BOND FUND

Net Asset Value, Beginning of Period	$11.33	$11.54		$11.16	$9.24	$10.34
Income from Investment Operations
Net investment income	0.41	0.42		0.34	0.63	0.62
Net realized and unrealized gains (losses)
on investments	0.67 (a)	(0.17	)(a)	0.46 (a)	2.01	(1.17)
Total from Investment Operations	1.08	0.25		0.80	2.64	(0.55)
Less Distributions
Distributions from net investment income	(0.43)	(0.40)		(0.34)	(0.72)	(0.55)
Distributions from net realized gains	(0.03)	(0.06)		(0.08)	–	–
Total Distributions	(0.46)	(0.46)		(0.42)	(0.72)	(0.55)

Net Asset Value, End of Period	$11.95	$11.33		$11.54	$11.16	$9.24

Total Return	9.70%	2.16%		7.33%	30.05%	(5.63% )

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,292.3	$656.0		$437.5	$134.2	$44.0
Ratios to average net assets:
Ratio of expenses	0.78%	0.80%		0.80%	0.75%	0.59%
Ratio of expenses without reimbursement	0.78%	0.84%		0.87%	1.20%	1.18%
Ratio of net investment income	3.90%	3.89%		3.52%	6.40%	6.38%
Ratio of net investment income
without reimbursement	3.90%	3.86%		3.44%	5.95%	5.78%
Portfolio turnover rate	16%	14%		10%	85%	110%

(a)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

We have audited the accompanying statements of assets and liabilities, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”) (formerly known as Thompson Plumb Funds, Inc., comprising Thompson Plumb Growth Fund, Thompson Plumb MidCap Fund, and Thompson Plumb Bond Fund, respectively), including the schedules of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to the year ended November 30, 2010 were audited by other auditors whose report dated January 22, 2010, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Thompson IM Funds, Inc. as of November 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 18, 2013

DIRECTORS AND OFFICERS (Unaudited)
(Information as of 12/31/12)

	Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Independent Directors:

John W. Feldt Birth date: 5/2/42	Chairman since July 2012 Director since 1987	Currently retired Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (8 funds)

George E. Austin Birth date: 9/15/52	Director since 2011	President of AVA Civic Enterprises Inc. (consulting firm), since January 2011 President of W. Jerome Frautschi Foundation Inc. (private foundation), since September 1998 Director of the Home Savings Bank since October 1998 Director of Overture Development Corporation (support organization for cultural arts district), since June 2001; President from June 2001 to December 2009	3	None

Patricia Lipton Birth date: 12/9/42	Director since 2007	Currently retired Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 Assistant Executive Director, SWIB from 1982 to 1989 Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

Donald A. Nichols Birth date: 12/20/40	Chairman from January 2009 to July 2012 Director since 1987	Currently retired Director of the Robert M. La Follette School of Public Affairs at the University of Wisconsin from 2002 to 2006 Professor of Economics at the University of Wisconsin from 1966 to 2006 Chairman, Department of Economics from 1983 to 1986 and from 1988 to 1990 Economic Consultant	3	None
Interested Directors and Officers:

John W. Thompson(2) Birth date: 7/26/43	Director since 1987 Chairman from 1987 to January 2009 Chief Executive Officer since 2005 President since January 2009	President of Thompson Investment Management, Inc. (“TIM”) since January 2004 President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from June 1984 to December 2003 Treasurer of TPA from October 1993 to December 2003 A Chartered Financial Analyst	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
(Information as of 12/31/12)

Position(s)
	Held with		Number of	Other
	Thompson IM		Thompson IM	Directorships
Name,	Funds, Inc. and	Principal Occupation(s)	Funds Overseen	Held
and Age	Length of Time Served(1)	During Past Five Years	by Director	by Director
Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Vice President since March 2009 Secretary from 2005 to 2010	Chief Operating Officer of TIM since June 2009 Corporate Secretary of TIM since January 2004 Portfolio Manager of TIM since July 2007 Research Analyst of TIM from January 2004 to June 2007 Research Analyst of TPA from June 2003 to December 2003 A Chartered Financial Analyst	3	None

James T. Evans Birth date: 6/6/75	Vice President since March 2009
  Chief Investment Officer of TIM since June 2009
  Portfolio Manager of TIM since June 2008
  Research Analyst of TIM from March 2005 to June 2008
  Managing Director of Nakoma Capital Management, from 2000 to 2005
  A Chartered Financial Analyst
			N/A	N/A

Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	Vice President - Administrative Services of TIM since January 2004 Assistant Vice President - Client Services of TPA and various other capacities 1984- 2004	N/A	N/A

Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006
  Chief Compliance Officer of TIM since May 2006
  Director of Business Development of TIM from January 2004 to May 2006 and since June 2010
  Director of Business Development of TPA from January 1998 to December 2003
			N/A	N/A

Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	Fund Accounting and Administration at TIM since 2004 Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A

Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	Fund Accounting and Administration at TIM since 2007	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 918 Deming Way, Madison WI 53717.

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) John W. Thompson and Jason L. Stephens are “interested persons” of the Investment Company by virtue of their position with the Investment Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS

INVESTMENT ADVISOR
Thompson Investment Management, Inc.
918 Deming Way
Madison, Wisconsin 53717

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Funds’ Forms N-Q are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on November 8, 2012, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, both the Independent Directors as well as the full Board met separately on November 8, 2012, to consider information relevant to the renewal process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board received and reviewed information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Lipper Inc. (“Lipper”). Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; a memorandum from Fund management providing its recommendation for renewal of the Agreement; the Advisor’s analysis of profitability of the Agreement to the Advisor and the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Lipper; a detailed statistical report from Lipper comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” of other funds; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk analysis functions for the Funds. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs.

In reviewing the investment performance of each of the Funds, the Board reviewed the one-, two-, three-, four-, five- and ten-year and life-of-fund performances of the Bond Fund and LargeCap Fund and the one-, two-, three-, and four-year and life-of-fund performances of the MidCap Fund. The MidCap Fund commenced operations on March 31, 2008, so only approximately four years of performance information was available for that Fund.

The Board noted that while the Bond Fund had underperformed its comparison universe over the one-year period, it ranked in the top 40 percent of its comparison universe for the two-and-three-year periods, and in the top 20 percent of that universe for the four-, five- and ten-year periods. Within its Lipper comparison group, the Bond Fund ranked in the top 20 percent for the four-, five-, and ten-year periods and above the median for each period except the one-year period. The Board further noted that the Bond Fund had outperformed its benchmark index for the one-, three-, five-, and ten-year periods, as well as the life-of-fund period.

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board observed that the investment performance of the LargeCap Fund during the periods being compared lagged the median performance of its comparison group and comparison universe. The Board also observed that the LargeCap Fund had underperformed its benchmark index for each of the comparison periods. The Board noted that notwithstanding this underperformance, the Fund had outperformed its comparison group during two of the past three one-year periods, and that adjustments to the security and sector weightings in the Fund taken over the past several years to align the Fund more closely with its benchmark were continuing to achieve their intended effect of reducing volatility and thereby reducing the risk of significantly underperforming the Fund’s benchmark. The Board observed that based on the Fund’s above-median performance during two of the past three one-year periods, it appeared that the effort to improve the LargeCap Fund’s relative performance was trending in a positive direction.

The performance of the MidCap Fund ranked in the top 40 percent of the Fund’s Lipper comparison group for the three- and four-year and life-of-fund periods, in the top 20 percent of the Fund’s Lipper comparison universe for the four-year and life-of-fund periods, and in the top 40 percent of the comparison universe for the three-year period. The Fund ranked below the median of its comparison group and comparison universe for the one- and two-year periods. The Board further noted that the MidCap Fund had outperformed its benchmark index for the life-of-fund period.

After considering the performances of the Bond Fund, LargeCap Fund and MidCap Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of the Bond Fund was exceptional and that the performance of the MidCap Fund and LargeCap Fund was acceptable.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Lipper comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio, after a waiver of certain fees by the Advisor, was at the median of its Lipper comparison group and in the top 60 percent of its comparison universe, which the Board determined was reasonable.

The information provided by Lipper indicated that the advisory fees and total expense ratio of the LargeCap Fund were above the median in the Fund’s Lipper comparison group and one of the highest of its comparison universe. The Board, however, observed that this was tempered to some degree by the fact that the Fund’s total expense ratio had decreased in recent years and that a fee waiver agreed to by the Advisor had created a ceiling on the maximum total expense ratio that the Fund could incur. The Board discussed why the LargeCap Fund’s total expense ratio, though trending down over the past several years, and advisory fees continued to appear relatively high in comparison to the total expense ratios of its Lipper peer group and its Lipper universe, and considered whether an even lower expense cap might be appropriate for the Fund. The Board noted that the non-management expense ratio for the Fund was materially higher than those ratios for many of the funds in the Fund’s comparison group. The Board observed that most of the funds in the Lipper peer expense group were part of very large fund families or complexes which had much greater leverage to negotiate more favorable non-management fees with third-party providers. The Board considered that the recent growth in total assets invested across the Funds could have the effect of reducing these non-management expenses even without a lower expense waiver in place. The Board also considered that unlike some of the funds in the Fund’s comparison group, the Fund does not have a Rule 12b-1 fee, which it believed mitigated to some degree the difference in the total expense ratio for the LargeCap Fund relative to that ratio for other funds in its comparison group that did charge a Rule 12b-1 fee. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s contractual management fee, after waiver of a portion thereof by the Advisor, ranked in the top 40 percent of lowest management fees of funds in the MidCap Fund’s Lipper comparison group and near the median of its comparison universe. The Board considered the reasons why the non-management expense ratio of the Fund continued to be one of the highest in the Fund’s Lipper comparison group and comparison universe. The Board observed that, consistent with its expectations, the non-management expense ratio had declined during the previous fiscal year as the MidCap Fund had attracted additional assets, but that the rate of this decline had slowed to some degree as the Fund’s rate of growth in assets stagnated over the past year. The Board expected

ADDITIONAL INFORMATION (Unaudited) (Continued)

that this trend toward declining non-management expenses was likely to continue so long as the MidCap Fund continued to grow in assets, and that as a result these non-management expenses were likely to have a decreasing impact on the Fund’s total expenses. The Board observed that the actual total expense ratio of the Fund, despite the Fund’s relatively high non-management expenses, was lower than the median actual total expense ratio for funds in the Fund’s comparison group and only slightly higher than the median actual total expense ratio for funds in the Fund’s comparison universe, which the Board believed was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, before accounting for marketing fees borne by the Advisor, ranked below the median for comparable firms, and that it ranked near the median for comparable firms after accounting for such fees. The Board further determined that the operating margins of the Advisor were reasonable. After reviewing information provided by Lipper and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of the LargeCap Fund presented no opportunity for such economies. The Board noted that assets of the MidCap Fund had grown over the past year but that the Fund continued to lack scale in comparison to other funds having similar investment objectives. Therefore the Board concluded that the MidCap Fund was unlikely to realize material economies of scale until its assets grew significantly. The Board noted that the Bond Fund had continued to grow significantly over the past year and that opportunities for economies of scale were becoming more likely, although the Board determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale. The Board observed that it would like in the near future to further explore at what higher asset levels material economies would be likely to be realized, and thus at what higher asset levels additional breakpoints would be appropriate.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. John Feldt, a director of the Registrant since 1987, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Feldt, currently retired, was the Senior Vice President-Finance for the University of Wisconsin Foundation from 1984 through 2006. In such capacity, he oversaw the investment and accounting functions for the Foundation. These duties required Mr. Feldt to supervise the Foundation’s controller and approve the Foundation’s accounting and audit information.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen Fund Audit Services, Ltd, the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2011	2012
Audit Fees(1)	$34,500.00	$34,500.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$43,500.00	$43,500.00
____________________

(1)

This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)

This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)

This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2011 and 2012, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

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Cohen Fund Audit Services, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant's investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of November 30, 2012 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

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Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)

Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)

The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 18th day of January, 2013.

THOMPSON IM FUNDS, INC.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 18th day of January, 2013.

By:	/s/ John W. Thompson
John W. Thompson, Chief Executive
Officer and President (Principal
Executive Officer)

By:	/s/ Penny Hubbard
Penny Hubbard, Chief Financial
Officer (Principal Financial Officer)

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